UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 29, 2010

KH FUNDING COMPANY
(Exact name of registrant as specified in its charter)

Maryland	333-106501	52-1886133
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

10801 Lockwood Drive, Suite 370, Silver Spring, Maryland 20901
(Address of principal executive offices) (Zip Code)

(301) 592-8100
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01.	Entry into a Material Definitive Agreement.

On July 29, 2010, KH Funding Company (the “Company”), Wells Fargo Bank, National Association (“Wells Fargo”), as trustee under the Company’s Indenture dated as of August 2, 2004 (the “Indenture”), and Law Debenture Trust Company of New York (“Law Debenture”) entered into a Fourth Supplemental Indenture to provide for the resignation of Wells Fargo as the Trustee for the Company’s Series 4 Subordinated Unsecured Investment Debt Securities (the “Series 4 Notes”) and for the appointment of Law Debenture as the Trustee for the Series 4 Notes.  Wells Fargo remains as the Trustee for the Company’s Series 3 Senior Secured Investment Debt Securities (the “Series 3 Notes”).  Under the Fourth Supplemental Indenture, Wells Fargo assigned to Law Debenture all right, title and interest of Wells Fargo in and to the trust under the Indenture and all the rights, powers, protections, indemnities, immunities, duties, obligations and trusts of Wells Fargo under the Indenture, solely with respect to the Series 4 Notes.  The parties’ entry into the Fourth Supplemental Indenture was permitted pursuant to Section 7.8 of the Indenture.

A copy of the Fourth Supplemental Indenture is filed herewith as Exhibit 4.1 and incorporated herein by reference.

The foregoing information relating to the Fourth Supplemental Indenture is intended only as a summary and is qualified in its entirety by reference to the terms of the Fourth Supplemental Indenture.  The Company has included a copy of the Fourth Supplemental Indenture as an exhibit to this report pursuant to Item 601 of the SEC’s Regulation S-K and to provide security holders with information regarding its terms.  This report is not intended to provide any other factual or financial information about the Company, Wells Fargo or Law Debenture.  The representations, warranties and covenants contained in the Fourth Supplemental Indenture were made only for purposes of that document and as of specific dates; were solely for the benefit of the parties to the Fourth Supplemental Indenture; may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Fourth Supplemental Indenture instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors and security holders.  Investors and security holders should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, Wells Fargo or Law Debenture.  Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Fourth Supplemental Indenture, which subsequent information may or may not be fully reflected in public disclosures by the Company, Wells Fargo and/or Law Debenture.

Item 3.03.	Material Modification to Rights of Security Holders.

The information contained in Item 1.01 is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The exhibits filed with this report are listed in the Exhibit Index that immediately follows the signature page of this report, which Exhibit Index is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KH FUNDING COMPANY

Dated: July 30, 2010	By:	/s/ Robert L. Harris
Robert L. Harris
President

EXHIBIT INDEX

Exhibit Number	Description

4.1	Fourth Supplemental Indenture dated as of July 29, 2010 among KH Funding Company, Wells Fargo Bank, National Association, and Law Debenture Trust Company of New York (filed herewith)